UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
811-22049
Investment Company Act File Number
International Income Portfolio
(Exact Name of Registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
Eaton Vance Management, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number, Including Area Code)
October 31
Date of Fiscal Year End
January 31, 2009.
Date of Reporting Period

Item 1. Schedule of Investments
Item 2. Controls and Procedures
Signatures
Certification

Item 1. Schedule of Investments

International Income Portfolio	as of January 31, 2009
PORTFOLIO OF INVESTMENTS (Unaudited)
Foreign Government Bonds — 45.7%

Security	Principal Amount		U.S. $ Value

Australia — 0.2%
Commonwealth of Australia, 6.50%, 5/15/13	AUD	105,000	$75,716

Total Australia (identified cost $94,626)			$75,716

Belgium — 3.4%
Kingdom of Belgium, 3.75%, 3/28/09	EUR	274,000	$352,045
Kingdom of Belgium, 4.00%, 3/28/13	EUR	211,000	278,009
Kingdom of Belgium, 5.50%, 9/28/17	EUR	195,000	273,704
Kingdom of Belgium, 5.50%, 3/28/28	EUR	288,000	409,681

Total Belgium (identified cost $1,419,128)			$1,313,439

Brazil — 0.3%
Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	246,271	$99,845

Total Brazil (identified cost $123,565)			$99,845

Canada — 1.9%
Canada Housing Trust, 3.60%, 6/15/13	CAD	881,000	$754,050

Total Canada (identified cost $877,133)			$754,050

Costa Rica — 0.1%
Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	40,188,851	$29,694
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	4,637,358	4,108

Total Costa Rica (identified cost $46,663)			$33,802

Czech Republic — 2.9%
Czech Republic, 4.125%, 3/18/20	EUR	1,010,000	$1,145,630

Total Czech Republic (identified cost $1,511,820)			$1,145,630

Denmark — 1.7%
Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$37,929
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	176,845
Kingdom of Denmark, 5.00%, 11/15/13	DKK	938,000	173,786
Kingdom of Denmark, 6.00%, 11/15/09	DKK	1,470,000	258,790

Total Denmark (identified cost $665,049)			$647,350

France — 12.7%
Government of France, 3.75%, 4/25/17	EUR	420,000	$544,045
Government of France, 4.00%, 4/25/09	EUR	1,055,000	1,358,185
Government of France, 4.00%, 10/25/13	EUR	905,000	1,218,942
Government of France, 4.00%, 4/25/14	EUR	570,000	765,236
Government of France, 5.50%, 4/25/29	EUR	745,000	1,104,896

Total France (identified cost $5,250,669)			$4,991,304

Security	Principal Amount		U.S. $ Value

Georgia — 0.9%
Republic of Georgia, 7.50%, 4/15/13	USD	515,000	$336,553

Total Georgia (identified cost $385,833)			$336,553

Germany — 11.0%
Bundesrepub Deutschland, 3.75%, 7/4/13	EUR	1,096,000	$1,481,405
Bundesrepub Deutschland, 6.25%, 1/4/30	EUR	732,000	1,202,730
Bundesschatzanweisungen, 3.75%, 3/13/09	EUR	1,280,000	1,641,264

Total Germany (identified cost $4,342,778)			$4,325,399

Ghana — 0.3%
Ghana Government Bond, 13.69%, 3/15/10(4)	GHS	140,000	$97,965

Total Ghana (identified cost $145,430)			$97,965

Ivory Coast — 0.0%
Ivory Coast, 4.00%, 3/31/28	USD	45,000	$17,590

Total Ivory Coast (identified cost $15,970)			$17,590

Netherlands — 3.4%
Government of Netherlands, 3.75%, 7/15/09	EUR	234,000	$302,735
Government of Netherlands, 3.75%, 1/15/23	EUR	368,000	447,308
Government of Netherlands, 4.50%, 7/15/17	EUR	206,000	275,649
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	292,851

Total Netherlands (identified cost $1,406,727)			$1,318,543

Peru — 0.2%
Republic of Peru, 12.25%, 8/10/11	PEN	255,000	$90,820

Total Peru (identified cost $108,049)			$90,820

Sweden — 1.9%
Government of Sweden, 3.75%, 8/12/17	SEK	5,510,000	$695,236
Government of Sweden, 6.75%, 5/5/14	SEK	395,000	57,080

Total Sweden (identified cost $866,171)			$752,316

Turkey — 0.0%
Republic of Turkey, 6.875%, 3/17/36	USD	15,000	$12,289

Total Turkey (identified cost $9,157)			$12,289

United Kingdom — 4.8%
United Kingdom Government Bond, 4.75%, 6/7/10	GBP	342,000	$520,154
United Kingdom Government Bond, 4.75%, 3/7/20	GBP	285,000	439,009
United Kingdom Government Bond, 5.00%, 3/7/12	GBP	321,000	503,747
United Kingdom Government Bond, 5.00%, 9/7/14	GBP	266,000	428,051

Total United Kingdom (identified cost $2,465,860)			$1,890,961

Security	Principal Amount		U.S. $ Value

Uruguay — 0.0%
Republic of Uruguay, 7.875%, 1/15/33	USD	15,000	$12,652

Total Uruguay (identified cost $9,150)			$12,652

Total Foreign Government Bonds (identified cost $19,743,778)			$17,916,233

Foreign Corporate Bonds — 0.3%

Security	Principal Amount		U.S. $ Value

Kazakhstan — 0.3%
Kazkommerts International, 7.875%, 4/7/14	USD	200,000	$112,000

Total Foreign Corporate Bonds (identified cost $160,100)			$112,000

Mortgage-Backed Securities — 28.3%

Security	Principal Amount	U.S. $ Value

Collateralized Mortgage Obligations — 4.8%
Federal Home Loan Mortgage Corp., Series 2127, Class PG, 6.25%, 2/15/29	$833,224	$869,230
Federal National Mortgage Association, Series 1991-139, Class PN, 7.50%, 10/25/21	951,062	1,022,919

Total Collateralized Mortgage Obligations (identified cost $1,861,590)		$1,892,149

Mortgage Pass-Throughs — 23.5%
Federal National Mortgage Association:
6.00% with maturity at 2019	$424,042	$437,838
6.50% with maturity at 2017(6)	951,566	992,443
5.103% with maturity at 2035(7)	2,487,026	2,514,261

		$3,944,542

Government National Mortgage Association:
7.00% with maturity at 2026	$1,134,507	$1,227,163
8.00% with maturity at 2016	1,744,326	1,839,509
9.00% with various maturities to 2024	1,953,357	2,210,252

		$5,276,924

Total Mortgage Pass-Throughs (identified cost $9,086,515)		$9,221,466

Total Mortgage-Backed Securities (identified cost $10,948,105)		$11,113,615

Currency Options Purchased — 0.0%

	Principal Amount of
	Contracts (000’s			Expiration
Description	omitted)		Strike Price	Date	U.S. $ Value

Japanese Yen Put Option	JPY	1,058,706	106.94	4/3/09	$13,319

Total Currency Options Purchased (identified cost $148,995)					$13,319

Short-Term Investments — 23.2%
Foreign Government Securities — 0.6%

Securities	Principal Amount		U.S. $ Value

Iceland — 0.1%
Republic of Iceland, 0.00%, 3/20/09	ISK	3,442,000	19,445
Republic of Iceland, 8.50%, 6/12/09	ISK	2,973,000	$16,837

Total Iceland (identified cost $43,184)			$36,282

Peru — 0.5%
Peru Certificates of Deposit, 0.00%, 2/9/09	PEN	600,000	$188,399

Total Peru (identified cost $190,198)			$188,399

Total Foreign Government Securities (identified cost $233,382)			$224,681

Other Securities — 22.6%

Interest
(000’s omitted)	Description	U.S. $ Value

$8,859	Cash Management Portfolio, 0.23%(5)	$8,859,086

Total Other Securities (identified cost $8,859,086)		$8,859,086

Total Short-Term Investments (identified cost $9,049,284)		$9,047,485

Total Investments — 97.5% (identified cost $40,093,446)		$38,202,652

Currency Options Written —(0.2)%

	Principal Amount
	of Contracts
Description	(000’s omitted)		Strike Price	Expiration Date	U.S. $ Value

Japanese Yen Call Option	JPY	1,099,073	79.07	4/3/09	$(93,960)

Total Currency Option Written (Premium received $117,803)					$(93,960)

Other Assets, Less Liabilities — 2.7%					$1,053,219

Net Assets — 100.0%					$39,198,193

AUD	- Australian Dollar

BRL	- Brazilian Real

CAD	- Canadian Dollar

CRC	- Costa Rican Colon

DKK	- Danish Krone

EUR	- Euro

GBP	- British Pound Sterling

GHS	- Ghanaian Cedi

ISK	- Icelandic Krona

JPY	- Japanese Yen

PEN	- Peruvian New Sol

SEK	- Swedish Krona

USD	- United States Dollar

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted daily based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 139,000 and the current face is BRL 246,271.

(2)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted daily based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 33,700,000 and the current face is CRC 40,188,851.

(3)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted daily based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 3,700,000 and the current face is CRC 4,637,358.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2009. Net income allocated from the investment in Cash Management Portfolio for the fiscal year to date ended January 31, 2009 was $13,684.

(6)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)	Adjustable rate mortgage security. Rate shown is the rate at January 31, 2009.
A summary of financial instruments outstanding at January 31, 2009 is as follows:
Futures Contracts

					Net Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)
3/09	3 Canadian 10 Year Treasury Bond	Long	$291,545	$303,413	$11,868
3/09	6 Euro-Bobl	Long	875,893	888,047	12,154
3/09	7 Euro-Bund	Long	1,111,158	1,096,778	(14,380)
3/09	6 Euro-Buxl	Long	761,172	755,948	(5,224)
3/09	15 Euro-Schatz	Long	2,053,564	2,070,407	16,843
3/09	3 FTSE/JSE Top 40 Index	Short	(60,510)	(54,660)	5,850
3/09	4 Mexico Bolsa Index	Short	(60,677)	(54,482)	6,195
3/09	12 U.K. Gilt	Long	2,020,452	2,041,981	21,529
9/10	21 90 Day Sterling	Long	3,662,792	3,718,176	55,384

					$110,219

     Descriptions of the underlying instruments to Futures Contracts:
•	Canadian 10 Year Treasury Bond: Canadian Government Bonds (CGB) having a maximum original maturity of 10 3/4 years and having a remaining maturity between 8 to 10.5 years as of the first day of the delivery month.

•	Euro-Bobl: Medium-term debt that is issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

•	Euro-Bund: Long-term notional debt securities issued by the German Federal Government with a term of 8.5 to 10.5 years.

•	Euro-Buxl: Long-term debt instruments issued by the Federal Republic of Germany, with a remaining term of 24 to 35 years.

Descriptions of the underlying instruments to Futures contracts (continued):
•	Euro-Schatz: Medium-term security issued by the Federal Republic of Germany or the Treuhandanstalt with a term of 1 3/4 to 2 1/4 years.

•	FTSE/JSE Top 40 Index: The FTSE/JSE Top 40 Index is a capitalization weighted index of the 40 largest companies by market capitalization included in the FTSE/JSE All Shares Index.

•	Mexico Bolsa Index: Mexico Bolsa Index is a capitalization weighted index of the leading stock traded on the Mexican stock exchange.

•	U.K. Gilt: Gilt issues having maturity of 8 and one quarter to 13 years from the calendar day of the delivery month.

•	90 Day Sterling: Three month Sterling interest rate futures traded on LIFFE London.
Forward Foreign Currency Exchange Contracts
Sales

			Net Unrealized
Settlement			Appreciation
Date(s)	Deliver	In Exchange For	(Depreciation)
2/17/09	Australian Dollar	United States Dollar
	190,000	129,588	$8,993
2/09/09	Croatia Kuna	United States Dollar
	249,600	43,496	86
2/03/09	Czech Republic Koruna	Euro
	2,330,000	83,287	(365)
2/17/09	Czech Republic Koruna	Euro
	6,330,000	226,784	(268)
2/05/09	Israeli Shekel	United States Dollar
	690,000	177,018	7,494
2/27/09	Malaysian Ringgit	United States Dollar
	604,000	166,846	(394)
2/09/09	Peruvian New Sol	United States Dollar
	600,000	203,114	14,794
2/23/09	Philippine Peso	United States Dollar
	9,500,000	199,681	(175)
2/04/09	Romanian Leu	Euro
	790,000	182,511	(1,756)
2/05/09	Romanian Leu	Euro
	760,000	178,090	1,614
2/11/09	Romanian Leu	Euro
	298,077	69,143	(60)
4/23/09	Russian Rouble	United States Dollar
	7,400,000	206,128	14,027
2/17/09	Singapore Dollar	United States Dollar
	300,000	201,626	2,938
2/27/09	Singapore Dollar	United States Dollar
	300,000	198,697	36
2/04/09	South African Rand	United States Dollar
	1,210,000	118,758	252
2/04/09	South African Rand	United States Dollar
	2,762,582	278,852	8,286
2/12/09	South African Rand	United States Dollar
	627,881	62,451	1,096
2/05/09	Swedish Krona	Euro
	5,021,469	461,481	(9,354)
2/26/09	Taiwan Dollar	United States Dollar
	6,010,000	181,956	3,816
3/12/09	Taiwan Dollar	United States Dollar
	4,400,000	131,167	874

Sales (continued)

			Net Unrealized
Settlement			Appreciation
Date(s)	Deliver	In Exchange For	(Depreciation)
4/15/09	Taiwan Dollar	United States Dollar
	5,320,000	159,678	$2,142
4/21/09	Taiwan Dollar	United States Dollar
	4,800,000	143,049	911
4/30/09	Taiwan Dollar	United States Dollar
	6,000,000	177,651	(21)
2/06/09	Thai Baht	United States Dollar
	4,000,000	113,798	(550)
2/20/09	Thai Baht	United States Dollar
	9,970,000	284,694	293

			$54,709

Purchases

			Net Unrealized
Settlement			Appreciation
Date(s)	In Exchange For	Deliver	(Depreciation)
3/03/09	Brazilian Real	United States Dollar
	590,831	256,973	$(4,588)
2/27/09	British Pound Sterling	United States Dollar
	102,339	145,951	2,302
2/09/09	Chilean Peso	United States Dollar
	44,870,000	70,684	1,982
2/09/09	Colombian Peso	United States Dollar
	273,125,859	123,754	(11,753)
2/03/09	Czech Republic Koruna	Euro
	2,330,000	80,356	4,119
2/05/09	Euro	United States Dollar
	1,398,851	1,809,413	(18,380)
2/09/09	Euro	United States Dollar
	33,452	43,496	(668)
2/27/09	Euro	United States Dollar
	469,311	620,571	(19,886)
2/05/09	Japanese Yen	United States Dollar
	830,114,260	9,204,673	36,089
2/12/09	Japanese Yen	United States Dollar
	624,008,000	7,024,546	(77,273)
2/05/09	Mexican Peso	United States Dollar
	3,470,000	247,981	(6,515)
2/17/09	Peruvian New Sol	United States Dollar
	1,172,000	369,716	(2,491)
2/11/09	Polish Zloty	Euro
	1,639,130	393,360	(33,357)
2/05/09	Swedish Krona	United States Dollar
	493,500	61,015	(2,027)

			$(132,446)

At January 31, 2009, closed forward foreign currency purchases and sales excluded above amounted to a receivable of $15,840 and a payable of $22,281.

Credit Default Swaps
The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
At January 31, 2009, the Portfolio had the following credit default swap contracts outstanding:
Credit Default Swaps — Sell Protection

		Notional	Contract		Current
		Amount *	Annual		Market	Unrealized
		(000’s	Fixed	Termination	Annual Fixed	Appreciation
Reference Entity	Counterparty	omitted)	Rate **	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$200	5.25%	11/20/09	2.30%	$7,470
Iceland	Barclays Bank PLC	100	1.88	3/20/18	8.68	(31,292)
Iceland	JPMorgan Chase Bank	100	1.70	3/20/18	8.68	(32,146)
Iceland	JPMorgan Chase Bank	300	1.75	3/20/18	8.68	(95,727)
Iceland	JPMorgan Chase Bank	100	1.90	3/20/18	8.68	(31,197)
Iceland	JPMorgan Chase Bank	100	2.10	3/20/23	7.45	(30,337)
Iceland	JPMorgan Chase Bank	100	2.45	3/20/23	7.45	(28,298)
Kazakhstan	Citigroup Global Markets	100	8.00	10/20/09	11.54	(19)
Kazakhstan	Barclays Bank PLC	200	9.75	11/20/09	11.54	2,727
Latvia	Barclays Bank PLC	100	8.50	12/20/13	8.12	2,385
Latvia	Barclays Bank LLC	100	8.20	12/20/13	8.12	1,302
Latvia	Credit Suisse First Boston	100	9.00	12/20/13	8.12	4,253
Peru	Citigroup Global Markets	200	2.00	9/20/11	3.03	(3,538)
Peru	Citigroup Global Markets	100	2.90	10/20/13	3.51	(1,562)

						$(235,979)

Credit Default Swaps — Buy Protection

		Notional
		Amount *	Contract		Unrealized
		(000’s	Annual Fixed	Termination	Appreciation
Reference Entity	Counterparty	omitted)	Rate **	Date	(Depreciation)

Austria	Barclays Bank PLC	200	0.44%	12/20/13	$8,831
Austria	Barclays Bank PLC	100	1.42	3/20/14	130
Greece	JPMorgan Chase Bank	4,000	0.13	9/20/17	624,926
Kazakhstan	Barclays Bank PLC	200	2.43	9/20/13	40,319
Turkey	Barclays Bank PLC	540	2.12	1/20/13	38,065

					$712,271

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At January 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,900,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

Total Return Swaps

	Notional	Expiration			Net Unrealized
Counterparty	Amount	Date	Pay	Receive	Depreciation
JPMorgan Chase Bank	$50,643	7/23/09	1-month USD-LIBOR-BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(560)

					$(560)

Written call option activity for the fiscal year to date period ended January 31, 2009 was as follows:

	Principal Amount of	Premiums
	Contracts (000’s omitted)	Received
Outstanding, beginning of period	JPY 1,099,073	$117,803
Options written, exercised or expired	—	—

Outstanding, end of period	JPY 1,099,073	$117,803

At January 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$40,170,258

Gross unrealized appreciation	$239,874
Gross unrealized depreciation	(2,207,480)

Net unrealized depreciation	$(1,967,606)

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At January 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments	Other Financial
	Valuation Inputs	in Securities	Instruments*
Level 1	Quoted Prices	$8,872,405	$16,259
Level 2	Other Significant Observable Inputs	29,232,283	397,995
Level 3	Significant Unobservable Inputs	97,965	—

Total		$38,202,652	$414,254

*	Other financial instruments include forward foreign currency exchange contracts, written options, futures contracts and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of October 31, 2008	$211,938
Realized gains (losses)	(15,666)
Change in net unrealized appreciation (depreciation)	(7,764)
Net purchases (sales)	(90,540)
Accrued discount (premium)	(3)
Net transfers to (from) Level 3	—

Balance as of January 31, 2009	$97,965

Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, where in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events.
Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models.
Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
For additional information on the Portfolio’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Portfolio’s most recent financial statements included in its semiannual or annual report to shareholders.

Item 2. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
International Income Portfolio

By:	/s/ Mark S. Venezia

Mark S. Venezia
President

Date:	March 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark S. Venezia

Mark S. Venezia
President

Date:	March 27, 2009

By:	/s/ Barbara E. Campbell

Barbara E. Campbell
Treasurer

Date:	March 28, 2009